THE SECTOR ROTATON FUND

a series of
WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated March 4, 2011
To the Fund’s Prospectus dated January 31, 2011

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On March 1, 2011, the Board of Trustees of World Funds Trust (the “Trust”) voted to approve a Plan of Reorganization whereby the Sector Rotation Fund (the “Fund”) would reorganize into a newly created series of the same name in the Starboard Investment Trust (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization.

The proposed Reorganization would not change the investment objective, investment strategies or investment policies of the Fund.  The Fund’s investment adviser and portfolio manager will also remain the same.  However, service providers to the Fund would change.  The Fund would have a new administrator, transfer agent, distributor, custodian and independent registered public accounting firm.

It is anticipated that in late March, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. The shareholder meeting to consider this proposal is scheduled to occur on May 31, 2011.  If approved by shareholder, the Reorganization would take effect on or about June 6, 2011.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  If you are eligible to vote on the Reorganization, please review it and cast your vote as instructed in the materials when you receive your proxy statement so as to avoid any future solicitations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE